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                                                                    EXHIBIT 21.1


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
Name                                                    State
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
Aeries Healthcare Corporation                           Delaware
Aeries Healthcare of Illinois, Inc.                     Illinois
Bountiful Psychiatric Hospital, Inc.                    Utah
Collaborative Care Corporation                          Tennessee
Cypress Creek Real Estate, L.P.                         Texas
East Carolina Psychiatric Services Corporation          North Carolina
Great Plains Hospital, Inc.                             Missouri
Gulf Coast Treatment Center, Inc.                       Florida
Havenwyck Hospital Inc.                                 Michigan
H.C. Corporation                                        Alabama
H.C. Partnership                                        Alabama
Holly Hill Real Estate, LLC                             North Carolina
HSA Hill Crest Corporation                              Alabama
HSA of Oklahoma, Inc.                                   Oklahoma
InfoScriber Corporation                                 Delaware
Michigan Psychiatric Services, Inc.                     Michigan
Neuro Institute of Austin, L.P.                         Texas
Neuro Rehab Real Estate, L.P.                           Texas
PSI Cedar Springs Hospital, Inc.                        Delaware
PSI Cedar Springs Hospital Real Estate, Inc.            Colorado
PSI Community Mental Health Agency Management, Inc.     Tennessee
PSI Hospitals, Inc.                                     Delaware
PSI Surety, Inc.                                        Montana
PSI Texas Hospitals, LLC                                Texas
PSI-EAP, Inc.                                           Delaware
Psychiatric Management Resources, Inc.                  California
Psychiatric Practice Management of Arkansas, Inc.       Tennessee
Psychiatric Solutions Hospitals, Inc.                   Delaware
Psychiatric Solutions of Alabama, Inc.                  Tennessee
Psychiatric Solutions of Coral Gables, Inc.             Delaware
Psychiatric Solutions of Florida, Inc.                  Tennessee
Psychiatric Solutions of North Carolina, Inc.           Tennessee
Psychiatric Solutions of Oklahoma, Inc.                 Delaware
Psychiatric Solutions of Oklahoma Real Estate, Inc.     Oklahoma
Psychiatric Solutions of Tennessee, Inc.                Tennessee
Ramsay Managed Care, Inc.                               Delaware
Ramsay Treatment Services, Inc.                         Delaware
Ramsay Youth Services of Alabama, Inc.                  Delaware
Ramsay Youth Services of Florida, Inc.                  Delaware
Ramsay Youth Services of Georgia, Inc.                  Delaware
Ramsay Youth Services of South Carolina, Inc.           Delaware
Ramsay Youth Services Puerto Rico, Inc.                 Puerto Rico
RHCI San Antonio, Inc.                                  Delaware
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
Riveredge Real Estate, Inc.                             Illinois
Solutions Center of Little Rock, Inc.                   Tennessee
Sunstone Behavioral Health, Inc.                        Tennessee
Texas Cypress Creek Hospital, L.P.                      Texas
Texas Laurel Ridge Hospital, L.P.                       Texas
Texas Laurel Ridge Hospital Real Estate, L.P.           Texas
Texas Oaks Psychiatric Hospital, L.P.                   Texas
Texas Oaks Psychiatric Hospital Real Estate, L.P.       Texas
Texas San Marcos Treatment Center, L.P.                 Texas
Texas San Marcos Treatment Center Real Estate, L.P.     Texas
Texas West Oaks Hospital, L.P.                          Texas
The Counseling Center of Middle Tennessee, Inc.         Tennessee
Therapeutic School Services, L.L.C.                     Oklahoma
Transitional Care Ventures, Inc.                        Delaware
Transitional Care Ventures (Texas), Inc.                Delaware
West Oaks Real Estate, L.P.                             Texas
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